UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2023

PROJECT ENERGY REIMAGINED ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40972	98-1582574
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Camino Real, Suite 200 Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

(260) 515-9113

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PEGRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PEGR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	PEGRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On July 25, 2023, Project Energy Reimagined Acquisition Corp. (the “Company”) entered into one or more agreements (the “Non-Redemption Agreements”) with one or more unaffiliated third parties in exchange for them each agreeing not to redeem an aggregate of 760,000 Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), sold in the Company’s initial public offering (“public shares”) in connection with the extraordinary general meeting in lieu of the 2023 annual general meeting of shareholders of the Company (the “Meeting”) to be held on August 1, 2023 at 12:00 p.m., Eastern Time, at which Meeting a proposal to extend the date by which the Company must consummate an initial business combination from August 2, 2023 to May 2, 2024, or such earlier date as determined by the Company’s board of directors (the “Extension”) will be voted upon by the Company’s shareholders, among other proposals set forth in the Proxy Statement (as defined below) for the Meeting (collectively, the “Proposals”).

In exchange for the foregoing commitments not to redeem such public shares, the Company has agreed to issue or cause to be issued to each such investor 138,000 Class A Ordinary Shares at the time of the Company’s initial business combination. In addition, the Company has agreed that it will not utilize any funds from the trust account established in connection with the Company’s initial public offering (the “Trust Account”) to pay any potential excise taxes that may become due pursuant to the Inflation Reduction Act of 2022 upon a redemption of public shares, including in connection with the Extension, an initial business combination or liquidation of the Company.

The Non-Redemption Agreements are not expected to increase the likelihood that any of the Proposals are approved by the Company’s shareholders but are expected to increase the amount of funds that remain in the Trust Account following the Meeting. The Company may enter into additional, similar non-redemption agreements in connection with the Meeting.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding shareholder approval of the Proposals and related redemptions, the amount of funds that may be available in the Trust Account following the Extension, if approved, and the Company’s ability to complete an initial business combination within the required time period. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the Proxy Statement and the Company’s most recent Annual Report on Form 10-K and other documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

Further information related to attendance, voting and the Proposals to be considered and voted on at the Meeting is described in the definitive proxy statement for the Meeting filed by the Company with the SEC on July 11, 2023 (the “Proxy Statement”), which has been mailed to the Company’s shareholders of record as of the record date for the Meeting. Investors and security holders of the Company are advised to read the Proxy Statement because it contains important information about the Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Proxy Statement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: Project Energy Reimagined Acquisition Corp., 1285 Camino Real, Suite 200, Menlo Park, California 94025.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Proposals to be considered and voted on at the Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or pursuant to an exemption therefrom.

Item 9.01.    Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

project energy reimagined acquisition corp.

	By:	/s/ Srinath Narayanan
		Name:	Srinath Narayanan
		Title:	Chief Executive Officer

Date: July 26, 2023